                                     Oppenheimer Intermediate municipal FUND
                                    Supplement dated September 10, 2002 to the
                                        Prospectus dated January 28, 2002

This  Supplement  to the  Prospectus  replaces the  supplement  dated July 2, 2002 and changes the  prospectus  as follows:

1.       On August 27, 2002, the Fund's Board of Trustees approved changing the name of the Fund to "Oppenheimer
     Limited Term Municipal Fund."  Effective September 30, 2002, all references in the Prospectus to
     "Oppenheimer Intermediate Municipal Fund" are changed to "Oppenheimer Limited Term Municipal Fund."

2.       Effective September 30, 2002, the first sentence in the second paragraph on Page 3 following the heading "What Does the Fund Mainly Invest In?" is deleted and replaced with the following:

         The Fund seeks to maintain a dollar-weighted average effective portfolio maturity of five years or less.

3.       The following is added to the footnote following the "Annual Fund Operating Expenses" chart on page 7:

         Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.10% or 0.05%, as the case may be, of the Fund's average daily net assets if the Fund's trailing one year performance percentile at the end of the preceding quarter is in either the fourth or the fifth quintile of the Fund's Lipper peer group, respectively. The foregoing waiver is voluntary and may be terminated by the Manager at any time.

4.       Effective September 30, 2002 the second sentence in the second paragraph on Page 10 following the heading "The Fund's Portfolio Duration Strategy" is deleted and replaced with the following:

         It tries to maintain a dollar-weighted average effective portfolio maturity of five years or less, under normal market conditions (that is, when financial markets are not in an unstable to volatile state).

5.       Effective September 30, 2002 the first sentence in the first paragraph on Page 10 following the heading
     "Ratings of Municipal Securities." is deleted and replaced with the following:

         The Fund normally invests at least 95% of its net assets (plus borrowing for investment purposes) in investment-grade municipal securities that are exempt from federal income tax
         (including securities subject to alternative minimum tax). Not more than 5% of total assets will be invested in securities rated below investment grade at the time of acquisition.

6.       The two paragraphs on page 13 following the heading "Portfolio Managers" are deleted and replaced with the following:

         Effective July 1, 2002, the Fund is managed by a portfolio management team comprised of Ronald
         Fielding and other investment professionals selected from the Manager's Rochester Division.
         This portfolio management team is primarily responsible for the day-to-day management of the
         Fund's portfolio.  Mr. Fielding is a Senior Vice President of the Manager (since January 1996)
         and a Vice President of the Fund.  Mr. Fielding serves in a similar capacity for other
         Oppenheimer funds.

September 10, 2002
PS0860.026

                                                OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
                                              Supplement dated September 10, 2002 to the
                           Statement of Additional Information dated January 28, 2002, revised July 1, 2002

The Statement of Additional  Information for Oppenheimer  Intermediate  Municipal Fund, dated January 28, 2002, revised July 1, 2002 is hereby supplemented as follows:

1.       On August 27, 2002, the Fund's Board of Trustees approved a name change to the Fund from "Oppenheimer  Intermediate  Municipal
     Fund" to "Oppenheimer  Limited Term Municipal Fund."  Effective  September 30, 2002, all references in the Statement of Additional
     Information to "Oppenheimer Intermediate Municipal Fund" are changed to "Oppenheimer Limited Term Municipal Fund."

2.       Effective  September 30, 2002,  the first  sentence in the first  paragraph on Page 7 following  the heading  "Duration of the
     Fund's Portfolio." is deleted and replaced with the following:

         The Fund seeks to maintain a  dollar-weighted  average effective  portfolio  maturity of five years or less to try to reduce the volatility of the values of its  securities.  However,  the Fund can invest in securities that have short, intermediate or long maturities.

3.       Effective  September  30,  2002,  the  following  sentence  is added as the first  sentence in the first  paragraph  on Page 7 following the heading "Ratings of Municipal Securities.":

         The  Fund  normally  invests  at  least  95%  of  its  net  assets  (plus  borrowing  for  investment   purposes)  in
         investment-grade  municipal  securities  that are exempt from federal  income tax  (including  securities  subject to alternative  minimum  tax).  Not more than 5% of total assets will be invested in securities  rated below  investment grade at the time of acquisition.

4.       Appendix B captioned "Industry Classifications" is deleted and replaced with the following:

                                                              Appendix B

                                                Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Water Utilities

September 10, 2002                                                              PXO860.009